UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 21, 2022
(Date of earliest event reported)

BANK 2022-BNK42

(Central Index Key Number 0001926900)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Bank of America, National Association

(Central Index Key Number 0001102113)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-261279-02	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 9, 2022, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of June 1, 2022 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of BANK 2022-BNK42, Commercial Mortgage Pass-Through Certificates, Series 2022-BNK42 (the “Certificates”). An executed version of the Pooling and Servicing Agreement was included as Exhibit 4.1 to the current report on Form 8-K filed by the Issuing Entity on June 9, 2022 (SEC Accession No. 0001539497-22-001151) (the “June 9 Form 8-K”).

The Certificates represent, in the aggregate, the entire beneficial ownership in BANK 2022-BNK42 (the “Issuing Entity”), a common law trust fund formed on June 9, 2022 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are forty-four (44) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on sixty-nine (69) commercial, multifamily, manufactured housing and/or residential cooperative properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “79 Fifth Avenue”, which is an asset of the Trust, is part of a whole loan (the “79 Fifth Avenue Whole Loan”) that includes the 79 Fifth Avenue Mortgage Loan and eight other loans that are pari passu to the 79 Fifth Avenue Mortgage Loan (the “79 Fifth Avenue Pari Passu Companion Loans”). The 79 Fifth Avenue Pari Passu Companion Loans are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the 79 Fifth Avenue Whole Loan, including the 79 Fifth Avenue Mortgage Loan, is to be serviced and administered (i) until the securitization of the related pari passu note A-1-1, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the related pari passu note A-1-1, under the pooling and servicing agreement entered into in connection with such securitization. The securitization of the related pari passu note A-1-1 occurred on June 21, 2022, and accordingly as of such date the 79 Fifth Avenue Whole Loan, including the 79 Fifth Avenue Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, a copy of which is attached hereto as Exhibit 4.1 and which is dated as of June 1, 2022, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Rialto Capital Advisors, LLC, solely with respect to the Yorkshire & Lexington Towers whole loan, as a special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer (the “CGCMT 2022-GC48 PSA”), and (ii) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was included as Exhibit 4.7 to the June 9 Form 8-K.

The terms and conditions of the CGCMT 2022-GC48 PSA applicable to the servicing of the 79 Fifth Avenue Mortgage Loan (including without limitation regarding the special servicing of the mortgage loans held by the Issuing Entity and the special servicer's duties regarding such mortgage loans, including limitations on the special servicer's liability under the Pooling and Servicing Agreement and terms regarding the special servicer’s removal, replacement, resignation or transfer) are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement, as described in the Prospectus (SEC File Number 333-261279-02) filed with the Securities and Exchange Commission on June 9, 2022 pursuant to Rule 424(b)(2) (the “Prospectus”) in the section captioned “Pooling and Servicing Agreement”. However, the servicing arrangements will differ in certain respects, as described below and in the Prospectus in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans”.

•	The Non-Serviced Master Servicer under the CGCMT 2022-GC48 PSA earns a primary servicing fee with respect to the 79 Fifth Avenue Mortgage Loan that is to be calculated at 0.00125% per annum.
•	Upon the 79 Fifth Avenue Whole Loan becoming a specially serviced loan under the CGCMT 2022-GC48 PSA, the related Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to the 79 Fifth Avenue Whole Loan accruing at a rate equal to 0.25% per annum. Such special servicing fee is subject to a monthly floor of $3,500.
•	In connection with a workout of the 79 Fifth Avenue Whole Loan, the related Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.00% of each payment of principal and interest (other than default interest and excess interest) made by the related borrower on a corrected Whole Loan for so long as it remains a corrected Whole Loan. Such workout fee is subject to a floor of $25,000 and a cap of $1,000,000 with respect to any particular workout of the 79 Fifth Avenue Whole Loan.
•	The related Non-Serviced Special Servicer will be entitled to a liquidation fee of 1.00% of the related payments or proceeds received in connection with the liquidation of the 79 Fifth Avenue Whole Loan or related REO Property. Such liquidation fee is subject to a floor of $25,000 and a cap of $1,000,000 with respect to the 79 Fifth Avenue Whole Loan.
•	The related Non-Serviced PSA does not restrict the related Non-Serviced Directing Certificateholder from removing the related Non-Serviced Special Servicer without cause in the event that a minority percentage of the related controlling class is held by the related Non-Serviced Special Servicer or an affiliate of the Non-Serviced Special Servicer.

Capitalized terms used in this section without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 6.02.	Change of Servicer or Trustee.

In the interest of transaction management it is noted that, effective June 21, 2022, as a result of the servicing change described under Item 1.01 above, Midland Loan Services, a Division of PNC Bank, National Association is a servicer of more than 10% of the Mortgage Loans included in the Issuing Entity (by cut-off date principal balance), by virtue of its role as the master servicer under the MSC 2022-L8 PSA (as described in the Prospectus) with respect to the Constitution Center Mortgage Loan, representing approximately 9.99% of the cut-off date principal balance, and its role as the master servicer under the CGCMT 2022-GC48 PSA (as described above) with respect to the 79 Fifth Avenue Mortgage Loan, representing approximately 9.3% of the cut-off date principal balance.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2022, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Rialto Capital Advisors, LLC, solely with respect to the Yorkshire & Lexington Towers whole loan, as a special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2022	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
		Name:	Leland F. Bunch, III
		Title:	Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of June 1, 2022, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Rialto Capital Advisors, LLC, solely with respect to the Yorkshire & Lexington Towers whole loan, as a special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)